SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐                        Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

LANTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

TL Investment GmbH

Bernhard Bruscha

Manfred Rubin-Schwarz

Frederick G. Thiel

Hoshi Printer

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY COPY

SUBJECT TO COMPLETION

2010 ANNUAL MEETING OF STOCKHOLDERS

OF

LANTRONIX, INC.

PROXY STATEMENT

OF

TL INVESTMENT GMBH

BERNHARD BRUSCHA

MANFRED RUBIN-SCHWARZ

FREDERICK G. THIEL

HOSHI PRINTER

To Our Fellow Lantronix Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders of Lantronix, Inc. (“Lantronix” or the “Company”) in connection with the solicitation of proxies by TL Investment GmbH and the other Participants (as defined below in the section of this Proxy Statement entitled “Certain Information Regarding the Participants and Nominees”) to be used at the 2010 Annual Meeting of Stockholders of Lantronix (the “Annual Meeting”), which is scheduled to be held at The Irvine Marriott, 18000 Von Karman Avenue, Irvine, California, 92612, on Wednesday, December 15, 2010, at 9:00 a.m. Pacific Standard time, and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to stockholders on or about [November     , 2010]. TL Investment GmbH, together with its affiliates, is referred to in this proxy statement as “TL Investment,” “we,” “our” or “us.”

At the Annual Meeting, the Participants will seek to elect to the Board of Directors of Lantronix the following persons (each a “Nominee” and collectively, the “Nominees”):

Bernhard Bruscha

Frederick G. Thiel

Hoshi Printer

Each of the Nominees has consented to being named in this Proxy Statement and, if elected, to serve as a director.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL STOCKHOLDERS. WE BELIEVE THAT ALL STOCKHOLDER ASPIRATIONS TO CREATE VALUE CAN BEST BE ACHIEVED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, THE PARTICIPANTS URGE YOU TO VOTE FOR OUR

NOMINEES, BERNHARD BRUSCHA, FREDERICK G. THIEL, AND HOSHI PRINTER, AS DIRECTORS.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

According to the preliminary proxy statement of Lantronix (“Lantronix’s Proxy Statement”) filed with the Securities and Exchange Commission, or SEC, on October 7, 2010, holders of record of Lantronix’s voting securities as of the close of business on October 26, 2010 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to Lantronix’s Proxy Statement, there were [10,422,161] shares of Common Stock outstanding as of the Record Date. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Lantronix held as of the Record Date.

TL Investment is the Company’s largest stockholder and, as of the Record Date, beneficially owned an aggregate of [3,951,687] shares of Common Stock, representing approximately [38]% of the Company’s outstanding shares of Common Stock. Collectively, together with TL Investment, the Participants (including the Nominees) and their affiliates beneficially owned approximately [40.2]% of the Company’s outstanding shares of Common Stock as of the Record Date. The Participants and their affiliates intend to vote such shares FOR the election of the Nominees.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY LANTRONIX. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, EXECUTING A VOTE VIA INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE “VOTING PROCEDURES” BELOW.

If you attend the Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the Annual Meeting will NOT be sufficient to cancel your prior given proxy card. You must have written authority from the record owner to vote the shares in its name at the Annual Meeting. Contact D.F. King & Co., Inc. at the number shown below for assistance or if you have any questions regarding how to execute your proxy.

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, New York 10005

Stockholders Call Toll-Free: 1-800-628-8532

Banks and Brokerage Firms Call: (212) 269-5550

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of nine (9) members. The terms of all nine directors will expire at the Annual Meeting. On August 19, 2010, we delivered a letter to Lantronix, notifying Lantronix that we, as Lantronix’s largest stockholder, intend to nominate the following three (3) Nominees for election as directors at the Annual Meeting: Bernhard Bruscha, Frederick G. Thiel and Hoshi Printer. Each Nominee, if elected, would serve a one-year term and hold office until the 2011 annual meeting of stockholders and until a successor has been duly elected and qualified. Background information about each of the Nominees is set forth below. According to Lantronix’s Proxy Statement, the Board of Directors of Lantronix intends to nominate six (6) incumbent candidates for election as directors at the Annual Meeting. You should refer to Lantronix’s Proxy Statement for the names, backgrounds, qualifications and other information concerning Lantronix’s nominees.

VOTE FOR OUR NOMINEES BY USING THE ENCLOSED GOLD PROXY TO VOTE TODAY—BY TELEPHONE, BY INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU.

This proxy statement is soliciting proxies to elect Bernhard Bruscha, Frederick G. Thiel and Hoshi Printer. Under applicable proxy rules, given the size of the Board and the number of persons nominated by us and Lantronix, we are required either to solicit proxies for our three Nominees, or to solicit proxies for our three Nominees and all six of Lantronix’s nominees. Because we do not endorse the nomination of certain Lantronix nominees, we are not seeking authority to vote for, and WILL NOT exercise any authority to vote for, Lantronix’s nominees. You may also withhold authority with respect to any Nominee by writing the name of that nominee on the enclosed GOLD proxy card.

Background Information with respect to TL Investment’s Nominees

The following information sets forth the name, age, business address, present principal occupation and employment, and material occupations for at least the past five years, for each of our three Nominees. Please see Annexes A and B for additional information about our Nominees’ beneficial ownership and purchases and sales of shares of Lantronix Common Stock during the past two years, respectively.

Bernhard Bruscha, 57, has been a member of the Company’s Board of Directors since August 2007. Mr. Bruscha served as Chairman of the Company’s Board of Directors from June 1989 to May 2002, and has been the Company’s largest stockholder, with beneficial ownership of approximately [38.3]% of its outstanding Common Stock as of the Record Date. Mr. Bruscha started his career in the 1970s, as one of three founding partners in a computer networking software company and for more than 20 years has successfully founded, grown and sold or merged several technology and other companies. Since May 2002, Mr. Bruscha has served as Chairman of the Supervisory Board of transtec AG, a computer systems manufacturer and direct computer reseller and also is an active designer of software systems. Mr. Bruscha is also Managing Director of TL Investment GmbH and Managing Director of technovest alpha Gmbh located in Tübingen, Germany. Mr. Bruscha is not on the board of any public company or any company registered as an investment company under the Investment Company Act of 1940. Three international customers of the Company, transtec AG, barix AG and Lynx IT-Systeme GmbH (previously known as Triple Stor GmbH), are related parties of Lantronix due to common ownership by Mr. Bruscha, accounting for approximately 1% and 2% of the Company’s net revenues for the 2010 and 2009 fiscal years, respectively, according to Lantronix’s Proxy Statement. Mr. Bruscha’s business address is Biesingerstrasse 27, Tuebingen 72070, Germany.

As reflected in the biographical information summarized above, Mr. Bruscha has extensive business, managerial, executive and leadership experience in the technology industry, having founded several technology distribution and hardware companies. In addition, Mr. Bruscha is a current director of Lantronix and, as the sole owner and one of two managing directors of TL Investment (Lantronix’s largest and longest-term stockholder), Mr. Bruscha is committed to maximizing long-term value for all Lantronix stockholders. For these reasons, TL Investment believes that Mr. Bruscha has the requisite set of skills and experience to continue to serve as a valuable member of the Board of Directors of the Company.

Frederick G. Thiel, 50, has been a Managing Partner of Triton Pacific Capital Partners LLC, a private equity firm investing in lower- to mid-market privately held companies in North America, since 2007. Before that, Mr. Thiel was a self-employed business consultant from 2005 to 2006. Mr. Thiel has over 20 years of experience managing software and technology companies. Prior to joining Triton Pacific, Mr. Thiel had been CEO of several companies including GameSpy Industries, a leader in on-line media, and Lantronix from April 1998 to May 2002. Mr. Thiel is not on the board of any public company or any company registered as an investment company under the Investment Company Act of 1940. Mr. Thiel attended the Stockholm School of Economics, and is fluent in English, Spanish, Swedish and French. Mr. Thiel’s business address is 10877 Wilshire Blvd., 12th Floor, Los Angeles, CA 90024.

As reflected in the biographical information summarized above, Mr. Thiel has extensive business, managerial, executive, financial and leadership experience in the software and technology industries. As the former President and Chief Executive Officer of Lantronix, as well as a former member of the Board of Directors of Lantronix, Mr. Thiel is uniquely suited to help the Board of Directors manage Lantronix’s strategic initiatives and leverage its assets into an effective growth strategy. Given his impressive and substantial skills and experience, TL Investment believes that Mr. Thiel would be a tremendous addition to the Company’s Board of Directors.

Hoshi Printer, 68, has four decades of relevant general and financial management experience, including serving as chief financial officer for several successful technology companies including Autobytel, one of the largest online automotive marketplaces, Peerless Systems Corporation, an industry leader in embedded imaging systems, Neuron Data, developers of high-end, client-server, object- and web-oriented tools, Soane Technologies, an ophthalmic and bioscience business, and Catalytica, developers of pioneering environmental technology. Mr. Printer spent a significant portion of the beginning of his career at Xerox Corporation, the world’s leading enterprise for business process and document management, where he spent a total of 17 years, the last six of which he served as Vice President of Finance for a large division of Xerox. Mr. Printer has participated in three initial public offerings and has substantial experience in the financial management of public companies. Since 2005, Mr. Printer has been a Chief Financial Officer consultant, including with Private Access, Inc., a technology company, from January 2010 to the present, with Trustin Technology LLC, a supply chain management solution provider, from April 2007 through February 2008, with Avamar Technologies, Inc., a provider of enterprise data protection software, from January 2006 through January 2007, and with Path 1 Network Technologies, a leader in the evolution of broadcast television over IP and now a division of IP Video Networks, Inc., from May 2005 through October 2005. Mr. Printer was also engaged in business development with Tatum, LLC, a human capital solutions provider, from April 2008 through December 2009. Mr. Printer was president of the Software Council of Southern California in 2003-2004, and has been a board member of the Forum for Corporate Directors for the last four years. Mr. Printer holds B.S. degrees in both Mechanical and Electrical Engineering, an M.S. degree in Industrial Engineering, and an M.B.A. from the Stanford Business School. Mr. Printer is not on the board of any public company or any company registered as an investment company under the Investment Company Act of 1940. Mr. Printer’s business address is 15 Classico Dr., Newport Coast, CA 92657.

As reflected in the biographical information summarized above, Mr. Printer has extensive business, managerial, executive, financial and leadership experience in multiple industries, including the technology industry. Mr. Printer has extensive financial and accounting experience and would be considered an “audit committee financial expert” as such term is defined under applicable rules of the SEC. Given his impressive and substantial skills and experience, TL Investment believes that Mr. Printer would also be a tremendous addition to the Company’s Board of Directors.

Independence of Nominees

Under Nasdaq Listing Rules, the Company’s Board of Directors determines whether a director is deemed to be independent under the standards adopted by Nasdaq. The Nasdaq Listing Rules and associated interpretations provide for certain relationships which would automatically disqualify a director from being deemed independent by the Board of Directors. In addition, the Board of Directors has the discretion to determine whether any director has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of that director, even if such relationship was not specifically enumerated under the Nasdaq Listing Rules.

The Company’s Board of Directors has historically determined, in its discretion, that Mr. Bruscha is not considered independent under the independence requirements of The NASDAQ Stock Market, Inc. and the independence standards applicable to Lantronix under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As previously reported by the Company in certain of its filings with the SEC, in 2001, the Company loaned Mr. Thiel approximately $3,040,645 in aggregate principal amount, primarily related to the payment of taxes on stock options exercised by Mr. Thiel. The notes evidencing this indebtedness are secured by shares of common stock held by Mr. Thiel, and bear interest at rates ranging from 5.19% to 7.50% per annum. Principal and any unpaid interest are due upon any transfer or disposition of the shares of common stock securing the notes. Otherwise, there is no stated maturity date of the notes. As of the Record Date, Mr. Thiel’s total debt outstanding to Lantronix, including accrued interest, was $            . Accordingly, it is possible that Lantronix’s Board of Directors, as constituted following the Annual Meeting, could conclude, in its discretion, that Mr. Thiel’s outstanding indebtedness to the Company would interfere with Mr. Thiel’s exercise of independent judgment in carrying out his responsibilities as a director of Lantronix, and therefore, would not consider Mr. Thiel independent under applicable Nasdaq Listing Rules.

Mr. Printer would not be barred from being considered independent under the independence requirements of The NASDAQ Stock Market, Inc. and the independence standards applicable to Lantronix under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF BERNHARD BRUSCHA, FREDERICK G. THIEL AND HOSHI PRINTER BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF BERNHARD BRUSCHA, FREDERICK G. THIEL AND HOSHI PRINTER.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

According to Lantronix’s Proxy Statement, Lantronix is soliciting proxies with respect to three proposals other than the election of directors. Please refer to Lantronix’s Proxy Statement for a detailed discussion of these proposals. For your convenience, these proposals are outlined briefly below. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES REPRESENTED BY YOUR GOLD PROXY CARD (I) FOR PROPOSALS [    ] BELOW, AND (II) AGAINST PROPOSALS [    ] BELOW.

PROPOSAL TWO

APPROVAL OF LANTRONIX’S 2010 STOCK INCENTIVE PLAN

According to Lantronix’s Proxy Statement, the Company will also solicit proxies with respect to a proposal for the stockholders to approve Lantronix’s 2010 Stock Incentive Plan. Please refer to Lantronix’s Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [    ] this proposal.

PROPOSAL THREE

APPROVAL OF AMENDMENT OF LANTRONIX’S CERTIFICATE OF

INCORPORATION REDUCING THE NUMBER OF AUTHORIZED COMMON SHARES

According to Lantronix’s Proxy Statement, the Company will also solicit proxies with respect to a proposal for the stockholders to approve an amendment to the Company’s Certificate of Incorporation reducing the number of common shares authorized from 200,000,000 to 100,000,000. Please refer to Lantronix’s Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [    ] this proposal.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

According to Lantronix’s Proxy Statement, the stockholders will be asked to vote to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2011. Please refer to Lantronix’s Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [    ] this proposal.

OTHER PROPOSALS

The Participants know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

According to Lantronix’s Proxy Statement, the Bylaws and applicable law, holders of shares of Lantronix’s Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Quorum

According to Lantronix’s Proxy Statement, the Bylaws and applicable law, the required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.

Abstentions

When an eligible voter attends the Annual Meeting but decides not to vote, his or her decision not to vote is called an “abstention.” Properly executed proxy cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. Abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality of the votes actually cast. Abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non-Votes

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker does not receive voting instructions from the beneficial owner, and (ii) the broker lacks discretionary authority to vote the shares. Broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non-vote will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal. Broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority (or some other percentage) of the shares outstanding as of the Record Date.

Vote Required

Proposal One: Directors are elected by a plurality of the votes cast by the holders of Lantronix’s Common Stock at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors.

Proposal Two: The approval of Lantronix’s 2010 Stock Incentive Plan requires the affirmative approval of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Consequently, abstentions will be treated as votes against this proposal. Broker non-votes will not be treated as shares present and entitled to vote, and therefore broker non-votes will have no effect on the outcome of this proposal.

Proposal Three: The approval of Lantronix’s amendment to its Certificate of Incorporation to reduce the number of authorized shares of Common Stock requires the affirmative approval of a majority of the shares of the Company’s common stock outstanding on the Record Date. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the effect of a vote against this proposal.

Proposal Four: The proposal to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2011 requires the affirmative approval of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Consequently, abstentions will be treated as votes against this proposal. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will not result for this proposal.

How to Vote

As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

1.	Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting;

2.	Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record;

3.	Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record; or

4.	Vote in person by attending the Annual Meeting. Written ballots will be distributed to stockholders who wish to vote in person at the Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the Annual Meeting.

To submit a proxy with voting instructions by telephone, please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case stockholders will be required to provide the unique control number which has been printed on each stockholder’s GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those stockholders submitting proxies by telephone, or at the designated website for those stockholders submitting proxies over the Internet. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an e-mail address for confirmation that their vote by Internet was successfully submitted.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, your shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (I) FOR TL INVESTMENT’S THREE NOMINEES FOR DIRECTOR, BERNHARD BRUSCHA, FREDERICK G. THIEL, AND HOSHI PRINTER; (II) [    ] LANTRONIX’S 2010 STOCK INCENTIVE PLAN; (III) [    ] THE AMENDMENT TO LANTRONIX’S CERTIFICATE OF INCORPORATION; (IV) [    ] THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM; AND (V) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, New York 10005

Stockholders Call Toll-Free: 1-800-628-8532

Banks and Brokerage Firms Call: (212) 269-5550

Revocation of Proxies

Any stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any Company proxy cards which you may have submitted to Lantronix;

•	instructing us by telephone or via the Internet as to how you would like your shares voted (instructions are on your GOLD proxy card);

•	attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation either to TL Investment c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, or the Corporate Secretary of Lantronix.

Although a revocation is effective if delivered to Lantronix, we request that either the original or a copy of any revocation be mailed to TL Investment c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, so that we will be aware of all revocations.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO LANTRONIX, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO TL INVESTMENT OR TO THE CORPORATE SECRETARY OF LANTRONIX.

COST AND METHOD OF SOLICITATION

We have retained D.F. King & Co., Inc. (“D.F. King”) to conduct the solicitation, for which D.F. King is to receive a fee not to exceed $35,000, plus reimbursement for its reasonable out-of-pocket expenses. TL Investment has agreed to indemnify D.F. King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to D.F. King pursuant to the foregoing provisions, we have been informed, that in the opinion of the SEC, such indemnification is against public policy and may therefore be unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that D.F. King will employ up to five persons to solicit proxies from Lantronix stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately [$            ] to date, and is estimated to be [$            ] in total.

Proxies may also be solicited by TL Investment and the other Participants (including the Nominees). Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward our solicitation material to their customers for whom they hold shares and the TL Investment will reimburse them for their reasonable out-of-pocket expenses. Our proxy materials are available on the following web site: www.LTRXshareholders.com.

The entire expense of preparing, assembling, printing, and mailing this proxy statement and related materials and the cost of soliciting proxies will be borne by TL Investment. TL Investment does not intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of Lantronix.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS AND NOMINEES

Each of TL Investment, Bernhard Bruscha, who is a current director of Lantronix and the sole owner of TL Investment and one of two managing directors thereof, Manfred Rubin-Schwarz, who is the other managing director of TL Investment, and the two other Nominees, Frederick G. Thiel and Hoshi Printer, are deemed to be “Participants” in this solicitation, as that term is used pursuant to federal securities laws. Except as disclosed in this Proxy Statement, none of the Nominees or other Participants have any interest in Lantronix other than through the beneficial ownership (if any) of shares of Common Stock of Lantronix or other securities (if any) of Lantronix as disclosed herein, and pursuant to a nominee agreement (the “Nominee Agreement”), by which, in the case of Messrs. Thiel and Printer, we have agreed to pay them $10,000 as consideration for agreeing to be a Nominee on our slate of nominees (provided that no payment shall be made if they are elected to serve as a director at the Annual Meeting), and in the case of all three Nominees, to indemnify each Nominee with respect to certain costs incurred or potentially incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting. Mr. Bruscha, as a managing director and sole owner of TL Investment, and Mr. Rubin-Schwarz, as a managing director of TL Investment, also have an interest in the investment performance of TL Investment, including that which is derived from TL Investment’s investment in Lantronix. See also “Proposal One, Election of Directors—Independence of Nominees.”

Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement, none of the Nominees will receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation.

TL Investment is principally engaged in the business of investing in securities. The business address of TL Investment and Messrs. Bruscha and Rubin-Schwarz is Biesingerstrasse 27, Tuebingen 72070, Germany.

Annexes A and B attached hereto sets forth, as to the Nominees and the other Participants, their beneficial ownership of securities of Lantronix, as well as all transactions in securities of Lantronix effected during the past two years, respectively.

During the last ten years, none of the Participants (including the Nominees) has been (i) convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction, which as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Lantronix, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant’s associates have any arrangement or understanding with any person with respect to (A) any future employment by Lantronix or its affiliates or (B) any future transactions to which Lantronix or any of its affiliates will or may be a party.

Except as otherwise provided herein, since the beginning of the Company’s last fiscal year, there have been no transactions in which the Company was or is a participant in which the amount involved exceeded $120,000 and in which any of the Participants, the Nominees or any of their associates had or will have a direct or indirect material interest, and there are currently no such proposed transactions to our knowledge.

To our knowledge, none of the Participants or Nominees is related by blood, marriage or adoption to any other current director or current executive officer of the Company, or any other Nominee.

ADDITIONAL INFORMATION

Certain information regarding the securities of Lantronix held by Lantronix’s directors, officers and 5% stockholders is contained in Lantronix’s Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders of Lantronix must be received by Lantronix for inclusion in Lantronix’s proxy statement and form of proxy for that meeting is also contained in Lantronix’s Proxy Statement.

The Participants take no responsibility for the accuracy or completeness of such information contained in Lantronix’s public filings.

ANNEX A

BENEFICIAL OWNERSHIP OF SECURITIES OF LANTRONIX

The following table sets forth certain information regarding the ownership of Lantronix common stock as of the Record Date by each of the Participants. None of the purchase price or market value of the shares identified below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares (1)
TL Investment GmbH	3,951,687	37.9%
Bernhard Bruscha (2)	4,013,542	38.3%
Manfred Rubin-Schwarz (3)	3,952,070	37.9%
Frederick G. Thiel	198,642	1.9%
Hoshi Printer	0	—

(1)	Percentages of beneficial ownership were calculated based on [10,422,161] shares of Common Stock outstanding as of the Record Date, as reported in Lantronix’s Proxy Statement. The number of shares of common stock beneficially owned includes any shares issuable pursuant to stock options that are currently exercisable or may be exercised within 60 days after the Record Date. Shares issuable pursuant to such options are deemed outstanding for computing the ownership percentage of the person holding such options but are not deemed to be outstanding for computing the ownership percentage of any other person.
(2)	Includes (i) 3,951,687 shares held by TL Investment GmbH of which Mr. Bruscha is sole owner, and (ii) 61,855 shares of common stock issuable upon exercise of stock options held by Mr. Bruscha, which are exercisable within 60 days of the Record Date.
(3)	Includes 3,951,687 shares held by TL Investment GmbH of which Mr. Rubin-Schwarz is a managing director.

ANNEX B

TWO YEARS’ TRANSACTIONS SUMMARY

The following table indicates the date of each purchase and sale of shares of Common Stock of the Company by TL Investment within the past two years, and the number of shares in each such purchase and sale. All share amounts are reported on a post-reverse stock split basis. Neither Mr. Bruscha nor Mr. Rubin-Schwarz has purchased or sold any securities of Lantronix in the past two years in their individual capacities.

Name	Date	Shares Purchased/(Sold)
TL Investment	11/4/2008	32,934

TL Investment	11/6/2008	41,667

TL Investment	11/7/2008	66,667

TL Investment	11/10/2008	32,133

TL Investment	11/12/2008	8,333

TL Investment	11/16/2008	2,867

TL Investment	11/19/2008	1,100

TL Investment	11/20/2008	21,033

TL Investment	11/25/2008	33,500

TL Investment	11/26/2008	17

TL Investment	11/28/2008	1,148

TL Investment	12/1/2008	31,060

TL Investment	12/5/2008	4,149

TL Investment	12/8/2008	17,167

TL Investment	12/11/2008	769

TL Investment	12/12/2008	8,515

TL Investment	2/11/2009	8,833

TL Investment	2/12/2009	10,917

Name	Date	Shares Purchased/(Sold)
TL Investment	2/17/2009	3,333

TL Investment	2/18/2009	5,017

TL Investment	2/19/2009	233

TL Investment	2/20/2009	3,017

TL Investment	2/23/2009	1,167

TL Investment	2/24/2009	817

TL Investment	2/25/2009	4,706

TL Investment	2/26/2009	317

TL Investment	2/27/2009	2,416

TL Investment	3/2/2009	289

TL Investment	3/3/2009	8,939

TL Investment	3/4/2009	3,017

TL Investment	3/6/2009	4,483

TL Investment	3/9/2009	9,167

TL Investment	3/13/2009	1,833

TL Investment	3/16/2009	13,799

TL Investment	6/15/2009	32,816

TL Investment	6/16/2009	6,470

The following table indicates the date of each purchase and sale of shares of Common Stock of the Company by Frederick G. Thiel within the past two years, and the number of shares in each such purchase and sale. All share amounts are reported on a post-reverse stock split basis.

Name	Date	Shares Purchased/(Sold)
Frederick G. Thiel	07/25/08	(167)

Frederick G. Thiel	07/29/08	(500)

Frederick G. Thiel	07/30/08	(667)

Name	Date	Shares Purchased/(Sold)
Frederick G. Thiel	08/18/08	(833)

Frederick G. Thiel	08/20/08	(50)

Frederick G. Thiel	08/21/08	(650)

Frederick G. Thiel	08/22/08	(967)

Frederick G. Thiel	08/27/08	(1,583)

Frederick G. Thiel	08/28/08	(25)

Frederick G. Thiel	09/03/08	(833)

Frederick G. Thiel	11/25/08	(3,333)

Frederick G. Thiel	03/06/09	(833)

Frederick G. Thiel	04/06/09	(1,833)

Frederick G. Thiel	04/07/09	(2)

Frederick G. Thiel	04/09/09	(831)

Frederick G. Thiel	04/15/09	(777)

Frederick G. Thiel	04/17/09	(17)

Frederick G. Thiel	04/20/09	(40)

Frederick G. Thiel	04/30/09	(17)

Frederick G. Thiel	05/08/09	(1,650)

Frederick G. Thiel	06/05/09	(350)

Frederick G. Thiel	06/08/09	(1,317)

Frederick G. Thiel	06/09/09	(4)

Frederick G. Thiel	07/14/09	(833)

Frederick G. Thiel	07/16/09	(500)

Frederick G. Thiel	08/03/09	(333)

Frederick G. Thiel	08/13/09	(1,167)

Frederick G. Thiel	08/27/09	(3,330)

Name	Date	Shares Purchased/(Sold)
Frederick G. Thiel	09/03/09	(1,667)

Frederick G. Thiel	06/14/10	(4,000)

Frederick G. Thiel	07/12/10	(90)

Frederick G. Thiel	07/13/10	(910)

Mr. Printer has not purchased or sold any securities of Lantronix in the past two years.

IMPORTANT

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1. If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

3. If you have already submitted the Company’s proxy card to Lantronix for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominee by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Lantronix. You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, New York 10005

Stockholders Call Toll-Free: 1-800-628-8532

Banks and Brokerage Firms Call: (212) 269-5550

PRELIMINARY COPY

SUBJECT TO COMPLETION

PROXY CARD

2010 LANTRONIX, INC. ANNUAL MEETING OF STOCKHOLDERS

GOLD PROXY CARD	GOLD PROXY CARD

THIS PROXY IS SOLICITED BY:

TL INVESTMENT GMBH AND ITS AFFILIATES

VOTE BY INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL

Have this form available when you visit the secure voting site and follow the simple instructions. You may elect to receive an e-mail confirmation of your vote.	Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.	Mark, date and sign this voting direction form and mail promptly in the postage- paid envelope. Do not return the card if you vote by telephone or by Internet.

YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR

MAIL, MUST BE RECEIVED NO LATER THAN [            ]

PM, EASTERN TIME, ON [            ], TO BE INCLUDED

IN THE VOTING RESULTS.

The undersigned hereby appoints and constitutes each of Bernhard Bruscha and Manfred Rubin-Schwarz (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Lantronix, Inc. (“Lantronix”) to be held at The Irvine Marriott, 18000 Von Karman Avenue, Irvine, California, 92612, on Wednesday, December 15, 2010, at 9:00 a.m. Pacific Standard time, and at any adjournment or postponement or continuations thereof (the “Annual Meeting”), hereby revoking any proxies previously given, to vote all shares of Common Stock of Lantronix held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF NO DIRECTION IS MADE, THE PERSONS NAMED IN THIS GOLD PROXY CARD WILL VOTE YOUR SHARES: FOR BERNHARD BRUSCHA, FREDERICK G. THIEL AND HOSHI PRINTER FOR DIRECTOR; FOR PROPOSALS [            ]; AND AGAINST PROPOSALS [            ].

SIGN, DATE AND MAIL YOUR PROXY TODAY

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

TL INVESTMENT RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW, “FOR” PROPOSALS ☐, AND “AGAINST PROPOSALS ☐. [PRELIMINARY COPY]

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY. YOUR VOTE IS VERY IMPORTANT TO US.

1.	Election of directors — Nominees:

		☐	☐	☐

(01)	Mr. Bernhard Bruscha	FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES	FOR ALL EXCEPT
(02)	Mr. Frederick G. Thiel
(03)	Mr. Hoshi Printer

TL Investment is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Lantronix’s nominees.

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE(S) BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.	Lantronix’s 2010 Stock Incentive Plan	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Amendment of Lantronix’s Certificate of Incorporation	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Ratification of appointment of Independent Registered Public Accounting Firm	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please be sure to sign and date this Proxy.

SIGNATURE(S) OF STOCKHOLDER(S)	DATE

SIGNATURE(S) IF HELD JOINTLY

TITLE, IF ANY